intellicheck

Investor Deck

August 19, 2025

NASDAQ:IDN

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the forward-looking statements in this presentation reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

intellicheck

The only SaaS-based identity validation and proofing service that uses a unique and proprietary analysis of DMV-issued IDs to create trusted, real-time customer identity verification experiences.

Magnitude of the Problem

$27B
In U.S. Fraud in 2024, impacting 15 million people[1]

1.5 Billion+
Victims of data breaches worldwide[2]

$16B
In account takeover fraud - a 19% increase[1]

29%
of identity fraud attributed to new account creation in 2024[3]

79%
of auto dealerships had an identity fraud related loss within the last year[4]


Bottom Line:
Fraud Isn't Going Away!

1. Javelin
2. Identity Theft Resource Center
3. Experian 2024 Global Identity & Fraud Report
4. eLEND study

Majority of Fraud is Prevented Through *Accurate ID Validation*

Criminals copy AAMVA barcode standards that are publicly available online

- No state, province or territory DMV uses the same AAMVA standard on its own—each DMV adds additional unique security features
- No two states, provinces or territories use the same format, there are over 250 unique ID encryptions in circulation between the US, Canada and Mexico

→ Which means…parsing the data and comparing it to the front of the ID with traditional document templating won't cut it.


DELAWARE
98765438
03/18/2018
04/30/2022
SAMPLE
JANICE
04/30/1970
NONE

We Validate Close to *100 Million People* in North America Each Year

Auto, Education, Financial Services, Real Estate

New Account Generation

- Physical and digital accounts
- Instant credit, BNPL, Lease-to-Own, bank accounts, loans, automotive test drives and purchases, title insurance and more
- Verification occurs both in-person or through website or mobile app

Banking

Branches, Call Centers

- Quickly validate customers for risky transactions
- Account updates to stop account takeover, address changes, lost card transactions and more

Corporate

Employee Onboarding

- Verify applicants and remote employees

Account Validation and Account Reset

- Validate employees and partners with system access

Retail

Card Not Present

- "I forgot my store-branded credit card, can you look me up?"

Return No-Receipt

- Stolen goods returned for store credit

ID Validation Technology, Streamlined

Simplifies implementations with typically no new and costly hardware requirement

Intuitive and easy to use technology

Cloud SaaS integrates with existing in-person and online workflows via existing hardware, mobile app, web portal or webhooks

Integrates with existing retail / branch hardware

- Point-of-sale scanner
- Branch check scanner
- Mobile app

Frictionless and customer friendly

- Fast, accurate validation eliminates “good customer frustration” and reduces abandonment
- Easy one step process–no need for front, back and selfie

Positioned for *Success*

Very sticky customer base with **100% renewal rate** through Q2 2025*

~90%
Gross margins consistently

current valuation of
~5x revenue

Renewed focus on sales and marketing to drive growth

Expectation of positive Adjusted EBITDA anticipated for 2025 positions us to drive significant operating leverage going forward

* Excluding bars and restaurants

Leaders Look to Intellicheck

- Four of the top 10 banks
- Two of the leading credit card Issuers
- Major law enforcement agencies across the country



2025 Significant Callouts

We continued to increase our penetration for authentication with significant organizations and new use cases

One of the most widely recognized brands in banking that is a top ten bank and one of the largest issuers of Visa and MasterCard credit cards renewed **with a 15% increase**

One of the **leading providers of banking software** that serves as a platform for many credit unions is bringing a $20 billion credit union onboard by year-end

Leading regional bank in the southeast added in branch validation resulting in a three year **very high seven-figure total contract value**

Leading private label credit card issuer is going to start using Intellicheck for BNPL transactions at some of their retail clients

Two of the top 3 title insurance companies that are premier providers of title, settlement and risk solutions for real estate transactions are live

Lease-to-Own company with over 1,700 locations successfully completed their proof of concept and is live

Why Our Customers Use Intellicheck to Stop Fraudsters and Safeguard Their Business

- Confidently prove identity in real-time with the only platform that leverages proprietary access to authoritative data in ID barcodes
- Validate identity and stop fraud losses while meeting AML/KYC requirements
- Leverage a unique approach that is highly accurate, instant, and fully automated

> "A true gamechanger in stopping fraud, top 5 all time."
>
> SVP of Fraud, top 5 Financial Services Company with over $1.7 trillion in assets

> "Prior to us using it in the field, we scanned over 1,000 known counterfeits, each one was detected."
>
> New York State DMV Director of Investigations

Management Team

Bryan Lewis
Chief Executive Officer, President



Tim Poulin
Senior Vice President of Sales



Jonathan Robins
Chief Technology Officer



Adam Sragovicz
Chief Financial Officer



Sandra Bower
SVP of Customer Experience and Account Management



Q2 2025 Financial Highlights

Revenue	**Total Revenue:** $5,123,000	**SaaS Revenue:** $5,080,000	**Gross Margin:** 90%
Balance Sheet (as of June 30, 2025)	**Cash & ST Investments:** $8.6 million	**Stockholders' Equity:** $18.0 million	**Debt:** $0
Net Income (loss) & Adjusted EBITDA	**Net Loss:** $(251,000)	**Adjusted EBITDA:** $75,000	

Analyst Coverage / Institutional Holdings

Mike Grondahl
Northland Securities

Scott Buck
H.C. Wainwright

Rudy Kessinger
DA Davidson

Jeff Van Rhee
Craig-Hallum

Clean cap table with approximately

45%

of common shares outstanding institutionally held as of 6/30/25

Adjusted EBITDA Reconciliation

Adjusted EBITDA

We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adjusting net loss for certain reductions such as interest and other income (expense) and certain addbacks such as non-restructuring severance expenses, provisions for income taxes, depreciation, amortization and stock-based compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as impairments of long-lived assets and goodwill, amortization, depreciation and stock-based compensation, as well as non-operating charges for interest and provisions for income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures management uses to monitor and evaluate financial and operating results. We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes non-restructuring severance expenses, provisions for income taxes, interest and other (expense) income, impairments of long-lived assets and goodwill, stock-based compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net loss and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net loss presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other companies.

The reconciliation of GAAP net loss to Non-GAAP Adjusted EBITDA is as follows in thousands:

	Three Months Ended June 30		Six Months Ended June 30	
	2025	2024	2025	2024
Net loss	$ (251)	$ (127)	$ (569)	$ (569)
Reconciling items:				
Provision for income taxes	—	—	—	2
Other income, net	(47)	(88)	(77)	(157)
Depreciation and amortization	171	73	325	145
Stock-based compensation, including liability classified awards	202	72	379	405
Adjusted EBITDA	$ 75	$ (70)	$ 58	$ (174)

intellicheck

Trusted Real-Time Identity Verification

Bryan Lewis
CEO
516.453.6647
blewis@intellicheck.com

Adam Sragovicz
CFO
516.992.1985
asragovicz@intellicheck.com